================================================================================


                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

    Date of Report (date of earliest event reported):  November 13, 2000


                             TEKGRAF, INC.
--------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)

         GEORGIA                        000-23221                58-2033795
----------------------------        ----------------         -------------------
(State or other jurisdiction        (Commission File           (IRS Employer
    of incorporation)                    Number)             Identification No.)

980 CORPORATE WOODS PARKWAY, VERNON HILLS, IL                       60061
---------------------------------------------                     ----------
  (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:  (847) 913-5888

                              NOT APPLICABLE
     -------------------------------------------------------------
     (Former name or former address, if changed since last report)


================================================================================

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     (a) DISMISSAL OF INDEPENDENT ACCOUNTANTS. Upon recommendation of the audit committee, the Registrant dismissed PricewaterhouseCoopers LLP as their independent accountants effective November 13, 2000.

          The independent accountants' reports of PricewaterhouseCoopers LLP on the consolidated financial statements of the Registrant for each of the fiscal years ended December 31, 1999 and December 31, 1998 contained no adverse opinion or disclaimer of opinion and neither of those reports was qualified or modified as to uncertainty, audit scope or accounting principle.

          During the Registrant's two fiscal years ended December 31, 1999 and December 31, 1998, and through the date of this current report on Form 8-K, there were no disagreements between the Registrant and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

          The Registrant has requested PricewaterhouseCoopers LLP to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

     (b) ENGAGEMENT OF INDEPENDENT ACCOUNTANTS. Upon the recommendation of its Audit Committee, the Registrant's Board of Directors has appointed Grant Thornton LLP as its new independent accountants effective November 13, 2000.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          16.1   Letter from PricewaterhouseCoopers LLP to the Securities and
                 Exchange Commission dated November 15, 2000

                                   SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TEKGRAF, INC.

                                             By: /s/ Thomas M. Mason
                                                 Name:  Thomas M. Mason
                                                 Title: Chief Financial Officer

Dated:  November 15, 2000










                                       3